Exhibit (n)(6)

THE GLENMEDE FUND, INC.

(the “Company”)

AMENDED AND RESTATED PLAN

PURSUANT TO RULE 18f-3 FOR OPERATION OF

A MULTI-CLASS SYSTEM

I. INTRODUCTION

Rule 18f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”) permits the creation and operation of a multi-class distribution structure without the need to obtain an exemptive order under Section 18 of the 1940 Act. Rule 18f-3, requires an investment company to file with the Commission a written plan specifying all of the differences among the classes, including the various services offered to shareholders, the different distribution arrangements for each class, the methods for allocating expenses relating to those differences and any conversion features or exchange privileges.

II. ATTRIBUTES OF CLASSES

A.       Generally

Small Cap Equity Portfolio

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the Small Cap Equity Portfolio.

Disciplined U.S. Growth Equity Portfolio (formerly, Quantitative U.S. Large Cap Growth Equity Portfolio)

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the Disciplined U.S. Growth Equity Portfolio.

Disciplined U.S. Equity Portfolio (formerly, Quantitative U.S. Large Cap Core Equity Portfolio)

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the Disciplined U.S. Equity Portfolio.

Secured Options Portfolio

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the Secured Options Portfolio.

Long/Short Equity Portfolio (formerly, Quantitative U.S. Long/Short Equity Portfolio)

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the Long/Short Equity Portfolio.

Disciplined International Equity Portfolio (formerly, Quantitative International Equity Portfolio)

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the Disciplined International Equity Portfolio.

Disciplined U.S. Small Cap Equity Portfolio (formerly, Quantitative U.S. Small Cap Equity Portfolio)

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the Disciplined U.S. Small Cap Equity Portfolio.

Global Secured Options Portfolio

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the Global Secured Options Portfolio.

SMID Core Equity Portfolio (formerly, Women in Leadership U.S. Equity Portfolio)

The Company shall offer two classes of shares -- Institutional Shares and Advisor Shares -- in the SMID Core Equity Portfolio.

In general, shares of each class shall be identical except for different expense variables (which will result in different returns for each class), certain related rights and certain shareholder services.

More particularly, the Institutional Shares and the Advisor Shares of the Small Cap Equity Portfolio shall represent interests in the same portfolio of investments of the Small Cap Equity Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Institutional Shares and Advisor Shares pursuant to the Shareholder Services Plan (the “Services Plan”) and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) each class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan for that class only; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

The Institutional Shares and the Advisor Shares of the Disciplined U.S. Growth Equity Portfolio shall represent interests in the same portfolio of investments of the Disciplined U.S. Growth Equity Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Advisor Shares pursuant to the Shareholder Services Plan and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) the Advisor class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

The Institutional Shares and the Advisor Shares of the Disciplined U.S. Equity Portfolio shall represent interests in the same portfolio of investments of the Disciplined U.S. Equity Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Advisor Shares pursuant to the Shareholder Services Plan and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) the Advisor class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

The Institutional Shares and the Advisor Shares of the Secured Options Portfolio shall represent interests in the same portfolio of investments of the Secured Options Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Advisor Shares pursuant to the Shareholder Services Plan and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) the Advisor class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

The Institutional Shares and the Advisor Shares of the Long/Short Equity Portfolio shall represent interests in the same portfolio of investments of the Long/Short Equity Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Advisor Shares pursuant to the Shareholder Services Plan and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) the Advisor class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

The Institutional Shares and the Advisor Shares of the Disciplined International Equity Portfolio shall represent interests in the same portfolio of investments of the Disciplined

International Equity Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Advisor Shares pursuant to the Shareholder Services Plan and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) the Advisor class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

The Institutional Shares and the Advisor Shares of the Disciplined U.S. Small Cap Equity Portfolio shall represent interests in the same portfolio of investments of the Disciplined U.S. Small Cap Equity Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Advisor Shares pursuant to the Shareholder Services Plan and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) the Advisor class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

The Institutional Shares and the Advisor Shares of the Global Secured Options Portfolio shall represent interests in the same portfolio of investments of the Global Secured Options Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Advisor Shares pursuant to the Shareholder Services Plan and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) the Advisor class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

The Institutional Shares and the Advisor Shares of the SMID Core Equity Portfolio shall represent interests in the same portfolio of investments of the SMID Core Equity Portfolio, and shall be identical in all respects, except for: (a) the impact of (i) expenses assessed to Advisor Shares pursuant to the Shareholder Services Plan and (ii) any other incremental expenses identified from time to time that should be properly allocated to one class so long as any subsequent changes in expense allocations are reviewed and approved by a vote of the Board of Directors, including a majority of the independent Directors; (b) the fact that (i) the Advisor class shall vote separately on any matter submitted to shareholders that pertains to the Services Plan; and (ii) each class shall vote separately on any matter submitted to shareholders that pertains to the class expenses borne by that class only; (c) the designation of each class of shares; and (d) the different shareholder services relating to a class of shares.

B.       Distribution Arrangements, Expenses and Sales Charges

1.       Small Cap Equity Portfolio

Institutional and Advisor Shares of the Small Cap Equity Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but are subject to a fee payable pursuant to the Services Plan at an annual rate of .05% and .25%, respectively, of the average daily net asset value of the shares beneficially owned by or attributable to clients of certain institutions (“Servicing Agents”).

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the Small Cap Equity Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 million minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

2.       Disciplined U.S. Growth Equity Portfolio (formerly, Quantitative U.S. Large Cap Growth Equity Portfolio)

Institutional and Advisor Shares of the Disciplined U.S. Growth Equity Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but the Advisor Shares is subject to a fee payable pursuant to the Services Plan at an annual rate of .20% of the average daily net asset value of the Advisor Shares beneficially owned by or attributable to clients of Servicing Agents. The Institutional Shares are not subject to shareholder servicing fees pursuant to the Services Plan.

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the Disciplined U.S. Growth Equity Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii)

providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 million minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

3.       Disciplined U.S. Equity Portfolio (formerly, Quantitative U.S. Large Cap Core Equity Portfolio)

Institutional and Advisor Shares of the Disciplined U.S. Equity Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but the Advisor Shares is subject to a fee payable pursuant to the Services Plan at an annual rate of .20% of the average daily net asset value of the Advisor Shares beneficially owned by or attributable to clients of Servicing Agents. The Institutional Shares are not subject to shareholder servicing fees pursuant to the Services Plan.

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the Disciplined U.S. Equity Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 million minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

4.       Secured Options Portfolio

Institutional and Advisor Shares of the Secured Options Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but the Advisor Shares is subject to a fee payable pursuant to the Services Plan at an annual rate of .20% of the average daily net asset value of the Advisor Shares beneficially owned by or attributable to clients of Servicing Agents. The Institutional Shares are not subject to shareholder servicing fees pursuant to the Services Plan.

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the Secured Options Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 million minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

5.        Long/Short Equity Portfolio (formerly, Quantitative U.S. Long/Short Equity Portfolio)

Institutional and Advisor Shares of the Long/Short Equity Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but the Advisor Shares is subject to a fee payable pursuant to the Services Plan at an annual rate of ..20% of the average daily net asset value of the Advisor Shares beneficially owned by or attributable to clients of Servicing Agents. The Institutional Shares are not subject to shareholder servicing fees pursuant to the Services Plan.

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the Long/Short Equity Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii)

providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 million minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

6.       Disciplined International Equity Portfolio (formerly Quantitative International Equity Portfolio)

Institutional and Advisor Shares of the Disciplined International Equity Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but the Advisor Shares is subject to a fee payable pursuant to the Services Plan at an annual rate of .20% of the average daily net asset value of the Advisor Shares beneficially owned by or attributable to clients of Servicing Agents. The Institutional Shares are not subject to shareholder servicing fees pursuant to the Services Plan.

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the Disciplined International Equity Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 million minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

7.       Disciplined U.S. Small Cap Equity Portfolio (formerly Quantitative U.S. Small Cap Equity Portfolio)

Institutional and Advisor Shares of the Disciplined Small Cap U.S. Equity Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but the Advisor Shares is subject to a fee payable pursuant to the Services Plan at an annual rate of .20% of the average daily net asset value of the Advisor Shares beneficially owned by or attributable to clients of Servicing Agents. The Institutional Shares are not subject to shareholder servicing fees pursuant to the Services Plan.

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the Disciplined U.S. Small Cap Equity Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 million minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

8.       Global Secured Options Portfolio

Institutional and Advisor Shares of the Global Secured Options Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but the Advisor Shares is subject to a fee payable pursuant to the Services Plan at an annual rate of .20% of the average daily net asset value of the Advisor Shares beneficially owned by or attributable to clients of Servicing Agents. The Institutional Shares are not subject to shareholder servicing fees pursuant to the Services Plan.

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the Global Secured Options Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii)

providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 million minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

9.       SMID Core Equity Portfolio

Institutional and Advisor Shares of the SMID Core Equity Portfolio shall be offered to the public generally. Institutional and Advisor Shares are not be subject to a sales load, but the Advisor Shares is subject to a fee payable pursuant to the Services Plan at an annual rate of .20% of the average daily net asset value of the Advisor Shares beneficially owned by or attributable to clients of Servicing Agents. The Institutional Shares are not subject to shareholder servicing fees pursuant to the Services Plan.

Shareholder services covered by the Services Plan initially may include, providing or arranging to provide any or all of the following administrative support services to Customers who may from time to time beneficially own shares the SMID Core Equity Portfolio: (i) aggregating and processing purchase and redemption requests from customers and transmitting promptly net purchase and redemption orders to the distributor or transfer agent; (ii) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of customers; (iv) providing information periodically to customers showing their positions; (v) arranging for bank wires; (vi) responding to customers’ inquiries concerning their investment; (vii) providing subaccounting with respect to shares beneficially owned by customers or the information to the Company necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; and (ix) providing such other similar services as the Company may reasonably request.

The Institutional Shares have a $10 minimum initial investment requirement. The Advisor Shares have no minimum initial investment requirement. The minimum initial investment requirement may be increased, reduced or waived for certain investors or groups of investors from time to time.

C.       Exchange Privileges

The Company shall not offer exchange privileges.

D.       Conversion Features

A Portfolio may offer its shareholders with a feature to convert one share class into another share class of the same Portfolio provided that the shareholder meets the then-applicable eligibility requirements for the share class into which they are converting.

E.	Methodology for Allocating Expenses Between Classes

Expenses of a Portfolio are apportioned to each class of shares depending upon the nature of the expense item.

1.       General Expenses

General Expenses are expenses that are attributable to both classes of shares and are allocated between the classes of shares based on the relative net asset values of their respective outstanding shares. General Expenses include advisory fees payable to the investment adviser under the investment advisory agreement and other expenses such as custody and professional fees.

2.       Class-Specific Expenses

Class-Specific Expenses are expenses that are attributable to a specific class of shares and are allocated to the class of shares to which they relate. Such expenses include shareholder servicing expenses. Class-specific expenses that are based on a percentage of average daily net assets are calculated by multiplying the appropriate daily rate by the value of the outstanding shares of the respective class. Other class-specific expenses, which may include printing, postage, share certificates and other charges, are calculated based upon daily accrual rates furnished by the administrator which are based upon estimates of such expenses for the year.

Last Revised: June 3, 2025

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